UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

November 3, 2014

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9576	22-2781933
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Michael Owens Way Perrysburg, Ohio	43551-2999
(Address of principal executive offices)	(Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On November 3, 2014, Owens-Illinois, Inc. (the “Company”) announced that Owens-Illinois Group, Inc. (“OI Group”) commenced a cash tender offer to purchase any and all of Owens-Brockway Glass Container Inc.’s (“OBGC”) outstanding 3.00% Exchangeable Senior Notes due 2015. OBGC is an indirect, wholly-owned subsidiary of OI Group, and OI Group is a direct, wholly-owned subsidiary of the Company. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit
No.	Description
99.1	Press Release dated November 3, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS, INC.

Date: November 3, 2014	By:	/s/ Stephen P. Bramlage, Jr.
	Name:	Stephen P. Bramlage, Jr.
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated November 3, 2014